                                                                     Exhibit 3.3

                                    BYLAWS
                                      OF
                              HAHT COMMERCE, Inc.


                             I. CORPORATE OFFICES

     1.1  REGISTERED OFFICE
          -----------------

     The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware. The name of the registered agent of the Corporation at such location is Incorporating Services, Ltd.

     1.2  OTHER OFFICES
          -------------

     The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                         II. MEETINGS OF SHAREHOLDERS

     2.1  PLACE OF MEETINGS
          -----------------

     Meetings of shareholders shall be held at any place, within or outside the State of Delaware, as shall be designated in the notice of the meeting or agreed upon by a majority of the shares entitled to vote thereat. In the absence of any such designation, shareholders' meetings shall be held at the registered office of the Corporation.

     2.2  ANNUAL MEETING
          --------------

     The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting of shareholders shall be held at 10:00 a.m. on the 1st day of April each year. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next full business day. At the meeting, Directors shall be elected and any other proper business may be transacted.

     If the annual meeting shall not be held on the day designated by these bylaws, a substitute annual meeting may be called in accordance with the provisions of Section 2.3 of this Article. A meeting so called shall be designated and treated for all purposes as the annual meeting.

     2.3  SPECIAL MEETING
          ---------------

     Special meetings of the shareholders may be called, at any time for any purpose or purposes, by the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or at least two (2) members of the Board of Directors. In addition, a meeting may be called by the holders of at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting by those holders signing, dating, and delivering to the Corporation's Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held. The foregoing rights of shareholders to call a special meeting automatically terminate upon the declaration of effectiveness by the Securities and Exchange Commission of the Company's registration statement under the Securities Act covering the sale of the Company's equity securities pursuant to an underwritten initial public offering.

     2.4  NOTICE OF SHAREHOLDERS' MEETINGS
          --------------------------------

     All notices of meetings with shareholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. The Corporation is required to give notice only to shareholders entitled to vote at the meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     2.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE
          --------------------------------------------

     Written notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.6  QUORUM
          ------

     The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the shareholders, then the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

     2.7  ADJOURNED MEETING; NOTICE
          -------------------------

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

     2.8  VOTING
          ------

     The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

     Except as otherwise provided in the certificate of incorporation or these bylaws, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder.

     2.9  WAIVER OF NOTICE
          ----------------

     A shareholder may waive any notice required by law or these bylaws before or after the date and time stated in the notice, and such waiver shall be deemed equivalent to notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

     2.10  SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
           -------------------------------------------------------

     Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of shareholders of a corporation, or any action that may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notwithstanding the foregoing, following the effectiveness of the registration of any class of securities of the Corporation pursuant to the requirements of the Securities Exchange Act of 1934, as amended, no action shall be taken by the shareholders of the Corporation except at an annual or special meeting of shareholders called in accordance with these bylaws and no action shall be taken by the shareholders by written consent.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing. If the action that is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by shareholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of shareholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

     2.11  RECORD DATE FOR SHAREHOLDER NOTICE; VOTING; GIVING CONSENTS
           -----------------------------------------------------------

     In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date that shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

     If the Board of Directors does not so fix a record date:

           (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business one day prior to the date of notice, or, if notice is waived, at the close of business one day prior to the date on which the meeting is held.

           (b) The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed.

           (c) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If a new record date for the adjourned meeting is fixed by the Board of Directors, notice of the adjourned meeting must be given under this section to those persons who are shareholders as of the new record date.

2.12 PROXIES
     -------

     A shareholder may vote his shares in person or by proxy. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the shareholder and filed with the Secretary of the Corporation. No such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

     2.13  LIST OF SHAREHOLDERS ENTITLED TO VOTE
           -------------------------------------

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Subject to the requirements of Section 220(b) of the General Corporation Law of Delaware, such list shall be open to the examination of any shareholder, his agent, or his attorney, for any purpose germane to the meeting, during ordinary business hours and at his own expense, for a period of at least ten (10) days prior to the meeting. Such list shall be available either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

     2.14  SHAREHOLDER PROPOSALS
           ---------------------

     Any shareholder wishing to bring any other business before a meeting of shareholders, including, but not limited to, the nomination of persons for election as directors, must provide notice to the Corporation not more than ninety (90) and not less than fifty (50) days before the meeting in writing by registered mail, return receipt requested, of the business to be presented by the shareholders at the shareholders' meeting. Any such notice shall set forth the following as to each matter the shareholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, if such business includes a proposal to amend the certificate of incorporation or bylaws of the Corporation, the language of the proposed amendment; (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business; (c) the class and number of shares of the Corporation which are beneficially owned by such shareholder; (d) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and (e) any material interest of the shareholder in such business. Notwithstanding the foregoing provisions of this Section 2.14, a shareholder shall also comply with all applicable requirements of all applicable laws, rules and regulations, including, but not limited to, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with respect to the matters set forth in this Section 2.14. In the absence of such notice to the Corporation, a shareholder shall not be entitled to present any business at any meeting of shareholders.


                                III. DIRECTORS

     3.1   POWERS
           ------

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     3.2  NUMBER OF DIRECTORS
          -------------------

     The number of directors of the Corporation shall be not more than nine (9) members but not less than three (3), the actual number to serve in each year to be fixed or changed from time to time by the shareholders. Directors need not be shareholders.

     No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

     3.3  CLASSIFIED BOARD OF DIRECTORS
          -----------------------------

     Effective upon the Corporation's initial public offering of stock under the Securities Act of 1933, the Board of Directors shall be divided into three (3) classes, Class I, Class II, and Class III, which shall be as nearly equal in number as possible. The term of office of each Director in Class I shall expire at the first annual meeting of shareholders of the Corporation following the effectiveness of this Section 3.3. The term of office of each Director in Class II shall expire at the second annual meeting of shareholders of the Corporation following the effectiveness of these bylaws. The term of office of each Director in Class III shall expire at the third annual meeting of shareholders of the Corporation following the effectiveness of these bylaws. Each Director shall serve until the election and qualification of a successor or until such Director's earlier resignation, death, or removal from office. Upon the expiration of the term of office for each class of Directors, the Directors of such class shall be elected for a term of three (3) years, to serve until the election and qualification of their successors or until their earlier resignation, death, or removal from office.

     3.4  ELECTION AND QUALIFICATION OF DIRECTORS
          ---------------------------------------

     Except as otherwise provided in Section 3.5 of these bylaws, the Directors shall be elected at the annual meeting of the shareholders; and those persons who received the highest number of votes shall be deemed to have been elected.

     Directors need not be residents of the State of Delaware. Elections of Directors need not be by written ballot.

     3.5  RESIGNATION AND VACANCIES
          -------------------------

     Any Director may resign at any time upon written notice to the corporation. Except as provided in Subsection (b) below, when one or more Directors so resigns and the resignation is effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office until the next election of the class for which such directors have been chosen, and until their successors have been elected and qualified.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

          (a) A vacancy occurring in the Board of Directors as the result of an increase in the authorized number of Directors may be filled by a majority of the remaining Directors. Unless otherwise specified in these Bylaws, all other vacancies may be filled by a majority of the remaining Directors, though less than a quorum, or by the sole remaining Director. Unless otherwise specified in these Bylaws, the shareholders may elect a director at any time to fill a vacancy not filled by the Directors.

          (b) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors by the provisions of the certificate of incorporation, vacancies and newly created Directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected.

     If at any time, by reason of death or resignation or other cause, the Corporation should have no Directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created Directorship, the Directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any shareholder or shareholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created Directorships, or to replace the Directors chosen by the Directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware.

     3.6  PLACE OF MEETINGS; MEETINGS BY TELEPHONE
          ----------------------------------------

     The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

     Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any Committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any Committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting. Immediately following a meeting of the Board, the Secretary shall prepare minutes of such meeting which he shall promptly circulate to all Directors in attendance at said meeting for their signature.

      3.7 FIRST MEETINGS
          --------------

     The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the shareholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the shareholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the Directors.

     3.8  REGULAR MEETINGS
          ----------------

     A regular meeting of the Board of Directors shall be held immediately after, and at the same place as, the annual meeting of the shareholders. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings.

     3.9  SPECIAL MEETINGS; NOTICE
          ------------------------

     Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors. Such meetings may be held either within or without the state of Delaware. Notice shall be sent by any usual means of communication not less than 48 hours before the meeting. Such notice need not describe the purpose of the special meeting unless otherwise required by the certificate of incorporation or these bylaws.

     3.10  QUORUM
           ------

     At all meetings of the Board of Directors, a majority of the authorized number of Directors shall constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.

     3.11  WAIVER OF NOTICE
           ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or under any provision of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. This signed waiver shall be filed with the minutes of the meeting or with the corporate records.

     Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a Committee of Directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

     3.12  ADJOURNED MEETING; NOTICE
           -------------------------

     If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     3.13  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
           -------------------------------------------------

     Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any Committee thereof, may be taken without a meeting if all members of the Board or Committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or Committee.

     3.14  FEES AND COMPENSATION OF DIRECTORS
           ----------------------------------

     Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of Directors.

     3.15  APPROVAL OF LOANS TO OFFICERS
           -----------------------------

     The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a Director of the Corporation or its subsidiary, whenever, in the judgment of the Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

     3.16  REMOVAL OF DIRECTORS
           --------------------

     Until such time as the Board shall be classified pursuant to Section 3.3 of these Bylaws, a Director may be removed from office with or without cause by a vote of shareholders only if the number of votes cast to remove such director exceeds the number of votes cast against removal; provided, however, that the directors elected by the holders of specified classes or series of stock, as set forth in Article VI.1C(a)-(g) of the Corporation's Certificate of Incorporation, as may be amended from time to time, may be removed, with or without cause, only by the affirmative vote of the holders of a majority, or written consent of the holders of all, of the outstanding shares of that class or series, voting as a separate series. If any director is so removed, a new director may be elected at the same meeting; provided, however, that if any director so removed has been elected and removed by a specified class or series, then such director may only be replaced by the vote of the holders of a majority, or written consent of the holders of all, of the outstanding shares of that class or series. A director may not be removed by the shareholders at a meeting unless the notice of the meeting states that the purpose or one of the purposes of the meeting is removal of the director; provided, however, that a director may be removed by the unanimous written consent of the shareholders; or in the case of a director elected by a specified class or series, then the unanimous written consent of that class or series.

     3.17 CHAIRMAN OF THE BOARD OF DIRECTORS
          ----------------------------------

     The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board of Directors who shall not be considered an officer of the Corporation. The Chairman of the Board shall, if such a person is elected, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors, or as may be prescribed by these bylaws.


                                IV.  COMMITTEES


     4.1  COMMITTEES OF DIRECTORS
          -----------------------

     The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, with each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     Any such committee, to the extent provided in the resolution of the Board of Directors or in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), (b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (c) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (d) recommend to the shareholders a dissolution of the Corporation or a revocation of a dissolution, or (e) amend the bylaws of the Corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     4.2  COMMITTEE MINUTES
          -----------------

     Each Committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     4.3  MEETINGS AND ACTION OF COMMITTEES
          ---------------------------------

     Meetings and actions of Committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.6 (place of meetings and meetings by telephone), Section 3.8 (regular meetings),
Section 3.9 (special meetings and notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment and notice of adjournment), and
Section 3.13 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the Committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of Committees may also be called by resolution of the Board of Directors and that notice of special meetings of Committees shall also be given to all alternate members, who shall have the right to attend all meetings of the Committee. The Board of Directors may adopt rules for the government of any Committee not inconsistent with the provisions of these bylaws.

                                  V. OFFICERS

     5.1  OFFICERS
          --------

     The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, and a Treasurer as the Board of Directors may from time to time elect. The Corporation may also have, at the discretion of the Board of Directors, one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers, and any such other officers (including Controllers and Assistant Controllers) as may be appointed in accordance with the provisions of
Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     5.2  ELECTION OF OFFICERS
          --------------------

     The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or 5.5 of these bylaws, shall be elected by the Board of Directors.

     5.3  SUBORDINATE OFFICERS
          --------------------

     The Board of Directors may appoint, or empower the President to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

     5.4  REMOVAL AND RESIGNATION OF OFFICERS
               -----------------------------------

     The officers of the Corporation may be removed by the Board of Directors with or without cause; but such removal shall be without prejudice to the express and written contract rights, if any, of the person so removed.

     Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

     5.5  VACANCIES IN OFFICES
          --------------------

     Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

     5.6  CHAIRMAN OF THE BOARD
          ---------------------

     Unless otherwise specified by resolution of the Board, the Chairman of the Board shall be the Chief Executive Officer of the Corporation (and may be identified as such in his title) and, subject to the direction and control of the Board of Directors, shall supervise and control the management of the Corporation. The Chairman of the Board shall, when present preside at all meetings of the directors and shareholders and, in general, shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed from time to time by the Board of Directors.

          5.7  PRESIDENT
               ---------

          Unless otherwise specified by resolution of the Board, the President shall be the Chief Executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He shall, in the absence of the Chairman of the Board, preside at all meetings of the shareholders. He shall sign, with the Secretary, an Assistant Secretary, or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and, in general, he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

          5.8  VICE PRESIDENTS
               ----------------

          In the absence of the President or in the event of his death, inability or refusal to act, the Vice Presidents in the order of their length of service as such, unless otherwise determined by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an Assistant Secretary, certificates of shares of the Corporation; and shall perform such other duties as from time to time may be assigned to him by the President or Board of Directors. The Board of Directors may designate one or more Vice Presidents to be responsible for certain functions, including, without limitation, Marketing, Finance, Manufacturing and Personnel.

          5.9  SECRETARY
               ---------

          The Secretary shall: (a) keep the minutes of the meetings of shareholders, of the Board of Directors and of all Executive Committees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) maintain and have general charge of the stock transfer books of the Corporation; (9) prepare or cause to be prepared shareholder lists prior to each meeting of shareholders as required by law; (h) attest the signature or certify the incumbency or signature of any officer of the Corporation; and (i) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

          5.10 ASSISTANT SECRETARIES
               ---------------------

          In the absence of the Secretary or in the event of his death, inability or refusal to act, the Assistant Secretaries in the order of their lengths of service as Assistant Secretaries, unless otherwise determined by the Board of Directors, shall perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. They shall perform such other duties as may be assigned to them by the Secretary, by the President, or by the Board of Directors. Any Assistant Secretary may sign, with the President or a Vice President, certificates for shares of the Corporation.

          5.11 TREASURER
               ----------

          The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies cue and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such depositories as shall be selected in accordance with the provisions of Section 8.2 of these bylaws; (b) maintain appropriate accounting records as required by law; (c) prepare, or cause to be prepared, annual financial statements of the Corporation that include a balance sheet as of the end of the fiscal year and an income and cash flow statement for that year, which statements, or a written notice of their availability, shall be mailed to each shareholder within one hundred twenty (120) days after the end of such fiscal year; and (d) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors, or by these Bylaws.

     5.12  CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURERS
           ------------------------------------------

     In the absence of the Treasurer or in the event of his death, inability or refusal to act, the Chief Financial officer and/or Assistant Treasurers in the order of their length of service as such, unless otherwise determined by the Board of Directors, shall perform the duties of the Treasurer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Treasurer. They shall perform such other duties as may be assigned to them by the Treasurer, by the President or by the Board of Directors.

     5.13  CONTROLLER AND ASSISTANT CONTROLLER
           -----------------------------------

     The Controller, if one has been appointed, shall have charge of the accounting affairs of the Corporation and shall have such other powers and perform such other duties as the Board of Directors shall designate. Each Assistant Controller shall have such powers and perform such duties as may be assigned by the Board of Directors and the Assistant Controller shall exercise the powers of the Controller during that officer's absence or inability to act.

     5.14  BONDS
           -----

     The Board of Directors may by resolution require any and all officers, agents, and employees of the Corporation to give bond to the Corporation, with sufficient sureties, conditioned on the faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required by the Board of Directors.

     5.15  COMPENSATION OF OFFICERS
           ------------------------

     The compensation of the officers of the Corporation shall be fixed by the Board of Directors.

     5.16  AUTHORITY AND DUTIES OF OFFICERS
           --------------------------------

     In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the shareholders.

                                 VI. INDEMNITY

     6.1   INDEMNIFICATION OF DIRECTORS AND OFFICERS
           -----------------------------------------

     The Corporation shall indemnify each of its Directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware.

     For purposes of this Section 6.1, a "Director" or "officer" of the Corporation includes any person (a) who is or was a Director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a Director or officer of a corporation that was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation. Such indemnification shall be a contract right and shall include the right to receive payment of any expenses incurred by the indemnitee in connection with any proceeding in advance of its final disposition, consistent with the provisions of applicable law as then in effect. The right of indemnification provided in this Section 6.1 shall not be exclusive of any other rights to which those seeking indemnification may otherwise be entitled, and the provisions of this Section 6.1 shall inure to the benefit of the heirs and legal representatives of any person entitled to indemnity under this Section 6.1 and shall be applicable to proceedings commenced or continuing after the adoption of this Section 6.1, whether arising from acts or omissions occurring before or after such adoption. In furtherance, but not in limitation of the foregoing provisions, the following procedures, presumptions and remedies shall apply with respect to advancement of expenses and the right to indemnification under this Section 6.1.

     (a)  Advancement of Expenses. All reasonable expenses incurred by or on
          -----------------------
behalf of the indemnitee in connection with any proceeding shall be advanced to the indemnitee by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such proceeding, unless, prior to the expiration of such 20-day period, the Board of Directors shall unanimously (except for the vote, if applicable, of the indemnitee) determine that the indemnitee has no reasonable likelihood of being entitled to indemnification pursuant to this Section 6.1. Such statement or statements shall reasonably evidence the expenses incurred by the indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the indemnitee to repay the amounts advanced if it should ultimately be determined that the indemnitee is not entitled to be indemnified against such expenses pursuant to this Section 6.1.

     (b)  Procedure for Determination of Entitlement to Indemnification.
          -------------------------------------------------------------

          (i) To obtain indemnification under this Section 6.1, an indemnitee shall submit to the Secretary of the Corporation a written request, including such documentation and information as is reasonably available to the indemnitee and reasonably necessary to determine whether and to what extent the indemnitee is entitled to indemnification (the "Supporting Documentation"). The determination of the indemnitee's entitlement to indemnification shall be made not later than 60 days after receipt by the Corporation of the written request for indemnification together with the Supporting Documentation. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the indemnitee has requested indemnification, whereupon the Corporation shall provide such indemnification, including without limitation advancement of expenses, so long as the indemnitee is legally entitled thereto in accordance with applicable law.

          (ii)   The indemnitee's entitlement to indemnification under this
Section 6.1 shall be determined in one of the following ways: (A) by a majority vote of the Disinterested Directors (as hereinafter defined), if they constitute a quorum of the Board of Directors; (B) by a written opinion of Independent Counsel (as hereinafter defined) if (x) a Change of Control (as hereinafter defined) shall have occurred and the indemnitee so requests or (y) a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs;
(C) by the shareholders of the Corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board of Directors, presents the issue of entitlement to indemnification to the shareholders for their determination); or (D) as provided in Paragraph (c) below.

          (iii) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Paragraph
(b)(ii) above, a majority of the Disinterested Directors shall select the Independent Counsel, but only an Independent Counsel to which the indemnitee does not reasonably object; provided, however, that if a Change of Control shall have occurred, the indemnitee shall select such Independent Counsel, but only an Independent Counsel to which the Board of Directors does not reasonably object.

          (iv) The only basis upon which a finding that indemnification may not be made is that such indemnification is prohibited by law.

     (c)  Presumptions and Effect of Certain Proceedings. Except as otherwise
          ----------------------------------------------
expressly provided in this Section 6.1, if a Change of Control shall have occurred, the indemnitee shall be presumed to be entitled to indemnification under this Section 6.1 upon submission of a request for indemnification together with the Supporting Documentation in accordance with Paragraph (b)(i), and thereafter the Corporation shall have the burden of proof to overcome that presumption in reaching a contrary determination. In any event, if the person or persons empowered under Paragraph (b)(ii) above to determine entitlement to indemnification shall not have been appointed or shall not have made a determination within 60 days after receipt by the Corporation of the request therefor together with the Supporting Documentation, the indemnitee shall be deemed to be entitled to indemnification and the indemnitee shall be entitled to such indemnification unless (A) the indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. The termination of any proceeding described in this Section 6.1, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the indemnitee to indemnification or create a presumption that the indemnitee did not act in good faith and in a manner which the indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, that the indemnitee had reasonable cause to believe that the indemnitee's conduct was unlawful.

          (d)    Remedies of Indemnitee.
                 ----------------------

                 (i) In the event that a determination is made pursuant to Paragraph (b)(ii) that the indemnitee is not entitled to indemnification under this Section 6.1: (A) the indemnitee shall be entitled to seek an adjudication of his entitlement to such indemnification either, at the indemnitee's sole option, in (x) an appropriate court of the State of Delaware or any other court of competent jurisdiction or (y) an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association; (B) any such judicial proceeding or arbitration shall be de novo and the indemnitee shall not be prejudiced by reason of such adverse determination; and (C) in any such judicial proceeding or arbitration the Corporation shall have the burden of proving that the indemnitee is not entitled to indemnification under this
Section 6.1.

                 (ii) If a determination shall have been made or deemed to have been made, pursuant to Paragraph (b)(ii) or (iii), that the indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five days after such determination has been made or deemed to have been made and shall be conclusively bound by such determination unless (A) the indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation or (B) such indemnification is prohibited by law. In the event that: (C) advancement of expenses is not timely made pursuant to Paragraph (a); or (D) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Paragraph (b)(ii) or
(iii), the indemnitee shall be entitled to seek judicial enforcement of the Corporation's obligation to pay to the indemnitee such advancement of expenses or indemnification. Notwithstanding the foregoing, the Corporation may bring an action, in an appropriate court in the State of Delaware or any other court of competent jurisdiction, contesting the right of the indemnitee to receive indemnification hereunder due to the occurrence of an event described in subclause (A) or (B) of this clause (ii) (a "Disqualifying Event"); provided, however, that in any such action the Corporation shall have the burden of proving the occurrence of such Disqualifying Event.

                 (iii) The Corporation shall be precluded from asserting in any judicial proceedings or arbitration commenced pursuant to this Paragraph (d) that the procedures and presumptions of this Section 6.1 are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Section 6.1.

                 (iv) In the event that the indemnitee, pursuant to this Paragraph (d), seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Section 6.1, the indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any expenses actually and reasonably incurred by the indemnitee if the indemnitee prevails in such judicial adjudication or arbitration. If it shall be determined in such judicial adjudication or arbitration that the indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by the indemnitee in connection with such judicial adjudication shall be prorated accordingly.

          (e)  Definitions.  For purposes of this Section 6.1:
               -----------

                 (i) "Change in Control" means a change in control of the Corporation of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Act"), whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the "beneficial owner" (as defined in Rule l3d-3 under the Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least a majority of the members of the Board of Directors in office immediately prior to such acquisition; (ii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new Director whose election or nomination for election by the Corporation's shareholders was approved by a vote of at least a majority of the Directors then still in office who were Directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

                 (ii) "Disinterested Director" means a Director of the Corporation who is not a party to the proceeding in respect of which indemnification is sought by the indemnitee.

                 (iii) "Independent Counsel" means a law firm or a member of a law firm that neither presently is, nor in the past five years has been, retained to represent: (A) the Corporation or the indemnitee in any matter material to either such party; or (B) any other party to the proceeding giving rise to a claim for indemnification under this Section 6.1. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing under the law of the State of Delaware, would have a conflict of interest in representing either the Corporation or the indemnitee in an action to determine the indemnitee's rights under this Section 6.1.

          (f)    Invalidity; Severability; Interpretation. If any provision or
                 ----------------------------------------
provisions of this Section 6.1 shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Section 6.1 (including, without limitation, all portions of any Paragraph of this Section 6.1 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Section 6.1 (including, without limitation, all portions of any Paragraph of this Section 6.1 containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid; illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. Reference herein to laws, regulations or agencies shall be deemed to include all amendments thereof, substitutions therefor and successors thereto.

     6.2  INDEMNIFICATION OF OTHERS
          -------------------------

     The Corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than Directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an "employee" or "agent" of the Corporation (other than a Director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation that was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

     6.3  INSURANCE
          ---------

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.

                           VII. RECORDS AND REPORTS

     7.1  MAINTENANCE OF RECORDS
          ----------------------

     The Corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its shareholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

     The Corporation shall make available to the preferred shareholders audited annual financial statements and unaudited quarterly and monthly financial statements and annual budgets to, so long as preferred shares are outstanding. Any other information requested by preferred shareholders must be for a proper purpose and submitted at least three days in advance. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder.

     The Corporation shall make available to the common shareholders annual financial statements that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for the year unless that information appears elsewhere in the financial statements. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

     If the Corporation issues or authorizes the issuance of shares for promissory notes or for promises to render services in the future, other than a transaction or pursuant to a plan previously approved by a majority of the shares entitled to vote thereon, the Corporation shall report in writing to all shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next shareholders' meeting. If the Corporation indemnifies or advances expenses to a Director pursuant to Article VI of these bylaws in connection with a proceeding by or in the right of the Corporation (i.e. derivative suit), the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting.

     If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the President or the person responsible for the Corporation's accounting records: 1) stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and 2) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

     The Corporation shall mail the annual financial statements, or a written notice of their availability, to each shareholder within 120 days after the close of each fiscal year. Thereafter, on written request from a shareholder who was not mailed the statements, the Corporation shall mail him the latest financial statements.

     7.2  INSPECTION BY SHAREHOLDERS
          --------------------------

     Any shareholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its shareholders, and its other books and records and to make copies or extracts therefrom. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

     7.3  INSPECTION BY DIRECTORS
          -----------------------

     Any Director shall have the right to examine the Corporation's stock ledger, a list of its shareholders, and its other books and records for a purpose reasonably related to his position as a Director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a Director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the Director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.4  ANNUAL STATEMENT TO SHAREHOLDERS
          --------------------------------

     The Board of Directors shall present at each annual meeting, and at any special meeting of the shareholders when called for by vote of the shareholders, a full and clear statement of the business and condition of the Corporation.

                             VIII. GENERAL MATTERS

     8.1  CONSTRUCTION; DEFINITIONS
          -------------------------

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     8.2  CHECKS AND DEPOSITS
          -------------------

     From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.3  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
          ------------------------------------------------

     The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount. Such authority may be general or confined to specific instances.

     8.4  STOCK CERTIFICATES; PARTLY PAID SHARES
          --------------------------------------

     Certificates representing shares of the Corporation shall be issued, in such form as the Board of Directors shall determine, to every shareholder for the shares owned by such shareholder. These certificates shall be signed by the Chairman of the Board, President or a Vice President and by the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer. They shall be consecutively numbered or otherwise identified; and the name and address of the persons to whom they are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. The Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof whether or not it shall have notice, express or implied, of any equitable, legal or other claim or interest in such share by any other person. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.5  SPECIAL DESIGNATION ON CERTIFICATES
          -----------------------------------

     If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock. In lieu of the foregoing requirements, and except as otherwise provided in Section 202 of the General Corporation Law of Delaware, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.6  LOST CERTIFICATES
          -----------------

     Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Board of Directors may authorize the issuance of a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed. When authorizing such issuance, the Board may require the claimant to give the Corporation a bond in such sum as it may direct to indemnify the Corporation from any claim with respect to the certificate claimed to have been lost or destroyed; or the Board may, by resolution reciting that the circumstances justify such action, authorize the issuance of the new certificate without requiring such bond.

     8.7  DIVIDENDS
          ---------

     The Directors of the Corporation, subject to any restrictions contained in the certificate of incorporation or these bylaws, may declare and pay dividends upon the shares of its capital stock in the manner and upon the terms and conditions provided by the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

     The Directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

     If the Board of Directors does not fix a record date for determining shareholders entitled to a distribution (i.e., dividend), other than one involving a purchase, redemption, or other acquisition of the Corporation's shares, it is the date the Board of Directors authorizes the distribution.

     8.8  FISCAL YEAR
          -----------

     The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

     8.9  SEAL
          ----

     The Corporation may adopt a corporate seal which may be altered as desired, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

     8.10 TRANSFER OF STOCK
          -----------------

     Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     8.11 STOCK TRANSFER AGREEMENTS AND RESTRICTIONS
          ------------------------------------------

     The Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such shareholders in any manner not prohibited by the General Corporation Law of Delaware.

                                IX. AMENDMENTS

     The Board of Directors may amend or repeal these bylaws by majority vote except that a bylaw adopted, amended, or repealed by the shareholders may not be readopted, amended or repealed by the Board of Directors. The shareholders may amend or repeal these bylaws even though the bylaws may also be amended or repealed by the Board of Directors.

     A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the Board of Directors may provide that it may be amended or repealed only by a specified vote by either the shareholders or the Board of Directors.

                                X. DISSOLUTION


     If it should be deemed advisable in the judgment of the Board of Directors of the Corporation that the Corporation should be dissolved, the Board, after the adoption of a resolution to that effect by a majority of the whole Board at any meeting called for that purpose, shall cause notice to be mailed to each shareholder entitled to vote thereon of the adoption of the resolution and of a meeting of shareholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the Corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the Directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the Corporation shall be dissolved.

     Whenever all the shareholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of Directors or shareholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the Corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the Secretary or some other officer of the Corporation stating that the consent has been signed by or on behalf of all the shareholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the Secretary or some other officer of the Corporation setting forth the names and residences of the Directors and officers of the Corporation.

                                 XI. CUSTODIAN

     11.1  APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES
           -------------------------------------------

     The Court of Chancery, upon application of any shareholder, may appoint one or more persons to be custodians and, if the Corporation is insolvent, to be receivers, of and for the Corporation when:

           (a) at any meeting held for the election of Directors the shareholders are so divided that they have failed to elect successors to Directors whose terms have expired or would have expired upon qualification of their successors; or

           (b) the business of the Corporation is suffering or is threatened with irreparable injury because the Directors are so divided respecting the management of the affairs of the Corporation that the required vote for action by the Board of Directors cannot be obtained and the shareholders are unable to terminate this division; or

           (c) the Corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

     11.2  DUTIES OF CUSTODIAN
           -------------------

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the Corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

                       CERTIFICATE OF ADOPTION OF BYLAWS

                                      OF

                              HAHT COMMERCE,INC.


                 Certificate by Secretary of Adoption by Board Directors
                 -------------------------------------------------------

     The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of HAHT Commerce, Inc. and that the foregoing Bylaws, comprising nineteen (19) pages, were adopted as the Bylaws of the corporation effective the 29th day of June 2000, by the board of directors of the Corporation pursuant to the initial action of the board of directors by unanimous written consent, and were recorded in the minutes thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this 29th day of June 2000.


                                        /s/ Donald R. Reynolds
                                      ------------------------
                                         Secretary